[COPY OF HORIZON PCS, INC., CORPORATE LOGO]


NUMBER                                                                    SHARES
H
CLASS A
COMMON STOCK

             INCORPORATED UNDER THE
             LAWS OF THE                                       CUSIP 44043U 10 0
             STATE OF DELAWARE               SEE REVERSE FOR CERTAIN DEFINITIONS


             This Certifies that

             is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF


[HORIZON
CORPORATE
SEAL] Horizon PCS, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by Registrar.

                  WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.


                                                 COUNTERSIGNED  AND  REGISTERED:
                                                    FIRST  UNION  NATIONAL  BANK
                                                                 (CHARLOTTE, NC)

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR



DATED:                                       AUTHORIZED SIGNATURE

/s/  Peter M. Holland                        /s/  William A. McKell
--------------------------------             -----------------------------------
SECRETARY AND TREASURER                      PRESIDENT

                                HORIZON PCS, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE
CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT- .....Custodian......
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants with right                       under Uniform Gifts
          of survivorship and not as                        to Minors Act.......
          tenants in common                                              (State)


     Additional abbreviations may also be used though not in the above list.

For value received, _________________   hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


____________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


_________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _____________________________


                                  _____________________________________________
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERNATION OR
                                          ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature Guaranteed:


__________________________________
The signatures must be guaranteed
by an eligible guarantor  institution
(banks, stockbrokers,  savings and loan
association and credit unions with
membership in an approved signature
guarantee  medallion program),
pursuant to S.E.C. rule 17 AD-15.

Keep this certificate in a safe place, if it is lost, stolen, or destroyed, the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.